                                                                 EXHIBIT 4.1



      -------------------                                                            ------------------
             NUMBER                                 [LOGO]                                  SHARES


      -------------------                         AWARE, INC.                        ------------------

          COMMON STOCK                                                                 SEE REVERSE FOR
                                                                                     CERTAIN OPERATIONS
THIS CERTIFICATE IS TRANSFERABLE
  IN BOSTON, MA OR NEW YORK, NY

                      INCORPORATION UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                                                                                      CUSIP 05453N 10 0


THIS CERTIFIES THAT








is the owner of


                FULLY PAID AND NON-ASSESABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                                                  AWARE, INC.

transferable on the books of the Company by the holder hereof in person by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the Commonwealth of Massachusetts and the provisions of the Articles of Organization and the Bylaws of the Company as amended from time to time, to which the holder by acceptance hereof assents.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.



DATED:______________________                        [SEAL]                         /s/ James C. Bender
                                                  AWARE, INC.                      --------------------------
                                              INCORPORATED 1986                    PRESIDENT
                                                MASSACHUSETTS
                                                      *


    COUNTERSIGNED AND REGISTERED
    STATE STREET BANK AND TRUST COMPANY

                                  TRANSFER AGENT                                   /s/ Richard P. Moberg
                                   AND REGISTRAR                                   --------------------------
                                                                                   TREASURER
    BY

                            AUTHORIZED SIGNATURE

                                 AWARE, INC.

The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
        TEN COM - as tenants in common              UNIF GIFT MIN ACT - __________ Custodian __________
                                                                          (Cust)               (Minor)
        TEN ENT - as tenants by the entireties                          under Uniform Gifts to Minors
                                                                        Act _______________________
        JT TEN  - as joint tenants with right of                                    (State)
                  survivorship and not as tenants
                  in common

    Additional abbreviations may also be used though not in the above list.

        For value received _________________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________
                        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
______________________________________________________________________________________________

______________________________________________________________________________________________

_______________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

        Dated, ____________________________________

                        _________________________________________________________________________________________________
                        NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                        OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


___________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
